UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

90-92 Main Street, Wellsboro, PA	16901
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (570) 724-3411

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held on Thursday, April 18, 2019. The Board of Directors fixed the close of business on February 1, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On this record date, there were outstanding and entitled to vote 12,372,049 shares of Common Stock with three issues proposed for vote by the stockholders. A total of 9,418,894 shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 76% of the Corporation’s outstanding Common Stock.

Proposal I - Election of Class II Directors

Voting for the Class II Directors elected to serve for a term of three years is summarized as follows:

Susan E. Hartley
Total Votes in Favor	5,832,846
Total Votes Withheld / Against	368,251
Broker Non-Votes	3,217,797

Leo F. Lambert
Total Votes in Favor	5,925,848
Total Votes Withheld / Against	275,248
Broker Non-Votes	3,217,797

Leonard Simpson
Total Votes in Favor	5,880,737
Total Votes Withheld / Against	320,360
Broker Non-Votes	3,217,797

Proposal II – Approval and Adoption of the 2018 Compensation of the Named Executive Officers as Disclosed in the Proxy Statement

Voting on the requested approval and adoption of the 2018 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	4,819,124
Total Votes Against	1,160,088
Total Abstained	221,884
Broker Non-Votes	3,217,797

Proposal III – Ratification of the appointment of the firm of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019.

Voting on the requested ratification of the appointment of the firm of Baker Tilly Virchow Krause, LLP as independent auditors of the Corporation was as follows:

Total Votes in Favor	9,220,125
Total Votes Against	134,425
Total Abstained	64,343
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: April 24, 2019	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer